EXHIBIT 21.1
DiamondRock Hospitality Company
Subsidiaries

Subsidiary	Jurisdiction of Organization
Bloodstone TRS, Inc.	Delaware
CPFB Holdings, LLC	Delaware
CPFB Owner, LLC	Delaware
CPFB Tenant, LLC	Delaware
DiamondRock Acquisition, LLC	Delaware
DiamondRock Alpharetta Owner, LLC	Delaware
DiamondRock Alpharetta Tenant, LLC	Delaware
DiamondRock AZ LA Owner, LLC	Delaware
DiamondRock AZ LA Tenant, LLC	Delaware
DiamondRock AZ OR Owner, LLC	Delaware
DiamondRock AZ OR Tenant, LLC	Delaware
DiamondRock Bethesda General, LLC	Delaware
DiamondRock Bethesda Limited, LLC	Delaware
DiamondRock Bethesda Owner Limited Partnership	Maryland
DiamondRock Bethesda Tenant, LLC	Delaware
DiamondRock Boston Broad Street Owner, LLC	Delaware
DiamondRock Boston Broad Street Tenant, LLC	Delaware
DiamondRock Boston Owner, LLC	Delaware
DiamondRock Boston Retail Owner, LLC	Delaware
DiamondRock Boston Tenant, LLC	Delaware
DRH Bourbon Owner, LLC	Delaware
DRH Bourbon Tenant, LLC	Delaware
DiamondRock Burlington Owner, LLC	Delaware
DiamondRock Burlington Tenant, LLC	Delaware
DiamondRock Charleston Owner, LLC	Delaware
DiamondRock Charleston Tenant, LLC	Delaware
DiamondRock Cherry Creek Owner, LLC	Delaware
DiamondRock Cherry Creek Tenant, LLC	Delaware
DiamondRock Chicago Conrad Owner, LLC	Delaware
DiamondRock Chicago Conrad Tenant, LLC	Delaware
DiamondRock Chicago Owner, LLC	Delaware
DiamondRock Chicago Tenant, LLC	Delaware
DRH Chico Owner, LLC	Delaware
DRH Chico Tenant, LLC	Delaware
DiamondRock DC Holdings, LLC	Delaware
DiamondRock DC M Street Owner, LLC	Delaware
DiamondRock DC M Street Tenant, LLC	Delaware
DiamondRock Denver Downtown Owner, LLC	Delaware
DiamondRock Denver Downtown Tenant, LLC	Delaware
DiamondRock East 40th Street NYC Owner Holdings, LLC	Delaware
DiamondRock East 40th Street NYC Owner, LLC	Delaware
DiamondRock East 40th Street NYC Tenant, LLC	Delaware
DiamondRock FL Owner, LLC	Delaware

DiamondRock FL Tenant, LLC	Delaware
DiamondRock Frenchman's Holdings, LLC	Delaware
DiamondRock HB Owner, LLC	Delaware
DiamondRock HB Tenant, LLC	Delaware
DRH HBR Owner, LLC	Delaware
DRH HBR Tenant, LLC	Delaware
DiamondRock Hospitality Limited Partnership	Delaware
DRH HPI Owner, LLC	Delaware
DRH HPI Tenant, LLC	Delaware
DiamondRock Key West North Owner, LLC	Delaware
DiamondRock Key West North Tenant, LLC	Delaware
DiamondRock KW South Owner, LLC	Delaware
DiamondRock KW South Tenant, LLC	Delaware
DRH Lake Austin Owner, LLC	Delaware
DRH Lake Austin Tenant, LLC	Delaware
DiamondRock Manhattan/Midtown East Owner, LLC	Delaware
DiamondRock Manhattan/Midtown East Tenant, LLC	Delaware
DiamondRock Minnesota Owner, LLC	Delaware
DiamondRock Minnesota Tenant, LLC	Delaware
DiamondRock PHX Owner, LLC	Delaware
DiamondRock PHX Tenant, LLC	Delaware
DRH Riomar Owner, LLC	Delaware
DRH Riomar Tenant, LLC	Delaware
DiamondRock Salt Lake Owner, LLC	Delaware
DiamondRock Salt Lake Tenant, LLC	Delaware
DiamondRock San Diego Owner, LLC	Delaware
DiamondRock San Diego Tenant, LLC	Delaware
DiamondRock SF Sutter Street Owner, LLC	Delaware
DiamondRock SF Sutter Street Tenant, LLC	Delaware
DiamondRock Sonoma Owner, LLC	Delaware
DiamondRock Sonoma Tenant, LLC	Delaware
DiamondRock Tahoe Owner, LLC	Delaware
DiamondRock Tahoe Tenant, LLC	Delaware
DiamondRock Times Square Owner, LLC	Delaware
DiamondRock Times Square Tenant, LLC	Delaware
DRH Tranquility, LLC	Delaware
DiamondRock Vail Owner, LLC	Delaware
DiamondRock Vail Tenant, LLC	Delaware
DRH Worthington Owner General, LLC	Delaware
DRH Worthington Owner Limited, LLC	Delaware
DRH Worthington Owner Limited Partnership	Delaware
DRH Worthington Tenant General, LLC	Delaware
DRH Worthington Tenant Limited, LLC	Delaware
DRH Worthington Tenant Limited Partnership	Delaware